SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) May 25, 1996


       TRUST CREATED BY CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                     (under a Pooling & Servicing Agreement
                   dated as of October 1, 1995, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                         Certificates, Series 1995-AEW1)
             (Exact name of Registrant as specified in its Charter)





New York                          33-82354-01                       13-3320910
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

State Street Bank and Trust Company, Trustee
2 International Place, Boston, Massachusetts                  02110
Attention:  Corporate Trust Department                      (Zip Code)
            CS First Boston 1995-AEW1
(Address of principal executive office)

Registrant's telephone number, including area code:   (617) 664-5750


                         The Exhibit Index is on page 2.







                                    Page - 1

ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the May 25, 1996, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBIT

      Exhibit

      Monthly Remittance Statement to the  Certificateholders  dated as of May
         25, 1996.

      Loan data file as of the May 1996 Determination Date.




                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.34 of the Pooling & Servicing Agreement dated as of October 1, 1995

                              By:   Midland Data  Systems,  Inc.,  its General
                              Partner






                              Name: Lawrence D. Ashley

                              Title:      Director of MBS Programs


Date: May 25, 1996




                                  EXHIBIT INDEX

                                                                    Sequential
Document                                                           Page Number


Monthly Statement to the Certificateholders
  dated as of May 25, 1996.                                               3

Loan data file as of the May 1996 Determination Date.                    25


                                    Page - 2